FUTURE ACCOUNTING DEVELOPMENTS	12 Months Ended
Dec. 31, 2020
Disclosure of expected impact of initial application of new standards or interpretations [Abstract]
FUTURE ACCOUNTING DEVELOPMENTS
NOTE 53: FUTURE ACCOUNTING DEVELOPMENTS
The following pronouncements are not applicable for the year ending 31 December 2020 and have not been applied in preparing these financial statements. Save as disclosed below, the impact of these accounting changes is still being assessed by the Group and reliable estimates cannot be made at this stage.
IFRS 17 Insurance Contracts
IFRS 17 replaces IFRS 4 Insurance Contracts and is effective for annual periods beginning on or after 1 January 2023.
IFRS 17 requires insurance contracts and participating investment contracts to be measured on the balance sheet as the total of the fulfilment cash flows and the contractual service margin. Changes to estimates of future cash flows from one reporting date to another are recognised either as an amount in profit or loss or as an adjustment to the expected profit for providing insurance coverage, depending on the type of change and the reason for it. The effects of some changes in discount rates can either be recognised in profit or loss or in other comprehensive income as an accounting policy choice. The risk adjustment is released to profit and loss as an insurer’s risk reduces. Profits which are currently recognised through a value in-force asset, will no longer be recognised at inception of an insurance contract. Instead, the expected profit for providing insurance coverage is recognised in profit or loss over time as the insurance coverage is provided. The standard will have a significant impact on the accounting for the insurance and participating investment contracts issued by the Group.
The Group's IFRS 17 project is progressing to plan. Work has focused on interpreting the requirements of the standard, developing methodologies and accounting policies, and assessing the changes required to reporting and other systems. The development of the Group's data warehousing and actuarial liability calculation processes required for IFRS 17 reporting is progressing.
Interest Rate Benchmark Reform
The IASB’s Phase 2 amendments in response to issues arising from the replacement of interest rate benchmarks in a number of jurisdictions are effective for annual periods beginning on or after 1 January 2021.
Under these amendments, an immediate gain or loss is not recognised in the income statement where the contractual cash flows of a financial asset or financial liability are amended as a direct consequence of the rate reform and the revised contractual terms are economically equivalent to the previous terms. In addition, hedge accounting is continued for relationships that are directly affected by the reform.
These amendments are not expected to have a significant impact on the Group.
Minor amendments to other accounting standards
The IASB has issued a number of minor amendments to IFRSs effective 1 January 2021 and in later years (including IFRS 9 Financial Instruments and IAS 37 Provisions, Contingent Liabilities and Contingent Assets). These amendments are not expected to have a significant impact on the Group.